Exhibit 99.4

SECURITY AND PLEDGE AGREEMENT

SECURITY AND PLEDGE AGREEMENT, dated as of September 10, 2024 (this “Agreement”), made by Rennova Community Health, Inc., a Florida corporation, with offices located at 109 Peterson Road, Farragut, Tennessee 37934 (the “Company”), and each of the undersigned direct and indirect Subsidiaries of the Company from time to time, if any (each a “Grantor” and together with the Company, collectively, the “Grantors”), in favor of the Noteholders (as hereinafter defined).

WITNESSETH:

WHEREAS, the Company, FOXO Technologies Inc., a Delaware corporation (“FOXO”), and Rennova Health, Inc., a Delaware corporation (“Rennova”), are parties to the Securities Exchange Agreement, dated as of June 10, 2024, as amended as of September 10, 2024 (the “Exchange Agreement”), pursuant to which the Company shall be required to issue, and Rennova shall accept, the “Note” issued pursuant thereto (as such Note may be amended, modified, supplemented, extended, renewed, restated or replaced from time to time in accordance with the terms thereof, the “Note”);

WHEREAS, certain Grantors (other than the Company) from time to time and FOXO (each a “Guarantor” and, collectively, the “Guarantors”) may execute and deliver one or more guarantees (each, a “Guaranty” and collectively, the “Guaranties”) for the benefit of the Noteholders, with respect to the Company’s obligations under the Exchange Agreement, the Notes and the other Transaction Documents (as defined in the Exchange Agreement);

WHEREAS, it is a condition precedent to Rennova’s obligation to accept the Notes issued pursuant to the Exchange Agreement that the Grantors shall have executed and delivered to the Noteholders this Agreement providing for the grant to the Noteholders, of a valid, enforceable, and perfected security interest in all personal property of each Grantor to secure all of the Company’s obligations under the Transaction Documents and the Guarantors’ obligations under the Guaranties, as applicable; and

WHEREAS, each Grantor has determined that the execution, delivery and performance of this Agreement directly benefits, and is in the best interest of, such Grantor.

NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce Rennova to perform under the Exchange Agreement, each Grantor agrees with the Noteholders, as follows:

SECTION 1. Definitions.

(a) Reference is hereby made to the Exchange Agreement and the Notes for a statement of the terms thereof. All terms used in this Agreement and the recitals hereto which are defined in the Exchange Agreement, the Notes or in the Code (as defined below), and which are not otherwise defined herein shall have the same meanings herein as set forth therein; provided that terms used herein which are defined in the Code on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of the Code except as the Noteholders may otherwise determine.

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(b) The following terms shall have the respective meanings provided for in the Code: “Accounts”, “Account Debtor”, “Cash Proceeds”, “Certificate of Title”, “Chattel Paper”, “Commercial Tort Claim”, “Commodity Account”, “Commodity Contracts”, “Deposit Account”, “Documents”, “Electronic Chattel Paper”, “Equipment”, “Fixtures”, “General Intangibles”, “Goods”, “Instruments”, “Inventory”, “Investment Property”, “Letter-of-Credit Rights”, “Payment Intangibles”, “Proceeds”, “Promissory Notes”, “Security”, “Record”, “Security Account”, “Software”, and “Supporting Obligations”.

(c) As used in this Agreement, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:

“Affiliate” of any Person means any other Person which, directly or indirectly, controls or is controlled by or is under common control with such Person and any officer or director of such Person. A Person shall be deemed to be “controlled by” any other Person if such Person possesses, directly or indirectly, power to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managers or power to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

“Bankruptcy Code” means Chapter 11 of Title 11 of the United States Code, 11 U.S.C §§ 101 et seq. (or other applicable bankruptcy, insolvency or similar laws).

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

“Capital Stock” means (i) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock (including, without limitation, any warrants, options, rights or other securities exercisable or convertible into equity interests or securities of such Person), and (ii) with respect to any Person that is not a corporation, any and all partnership, membership or other equity interests of such Person.

“Closing Date” means the date the Company initially issues the Note pursuant to the terms of the Exchange Agreement.

“Code” means Articles 8 or 9 of the Uniform Commercial Code as in effect from time to time in the State of Florida; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Florida, “Code” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

“Collateral” shall have the meaning set forth in Section 2(a) of this Agreement.

“Company” shall have the meaning set forth in the preamble hereto.

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“Event of Default” means (a) any failure by any Grantor to perform or observe any term, covenant or agreement contained in this Agreement; (b) any representation or warranty made or deemed made by any Grantor in this Agreement proves to have been incorrect in any material respect when made or deemed made; or (c) any Event of Default as defined in Section 3(a) of the Note.

“Exchange Agreement” shall have the meaning set forth in the recitals hereto.

“GAAP” means U.S. generally accepted accounting principles consistently applied.

“Governmental Authority” means any nation or government, any Federal, state, city, town, municipality, county, local, foreign or other political subdivision thereof or thereto and any department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Guarantor” or “Guarantors” shall have the meaning set forth in the recitals hereto.

“Guaranty” or “Guaranties” shall have the meaning set forth in the recitals hereto.

“Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, or extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

“Lien” means any mortgage, lien, pledge, charge, security interest, adverse claim or other encumbrance upon or in any property or assets.

“Note” shall have the meaning set forth in the recitals hereto.

“Noteholders” means, at any time, the holders of the Notes at such time.

“Obligations” shall have the meaning set forth in Section 3 of this Agreement.

“Paid in Full” or “Payment in Full” means the indefeasible payment in full in cash of all of the Obligations.

“Perfection Requirement” or “Perfection Requirements” shall have the meaning set forth in Section 4(j) of this Agreement.

“Person” means an individual, corporation, limited liability company, partnership, association, joint-stock company, trust, unincorporated organization, joint venture or other enterprise or entity or Governmental Authority.

“Pledged Entity” means, each Person listed from time to time on Schedule III hereto as a “Pledged Entity,” together with each other Person, any right in or interest in or to all or a portion of whose Capital Stock is acquired or otherwise owned by a Grantor after the date hereof.

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“Pledged Equity” means all of each Grantor’s right, title and interest in and to all of the Securities and Capital Stock now or hereafter owned by such Grantor, regardless of class or designation, including all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, also including any certificates representing the Securities and/or Capital Stock, the right to receive any certificates representing any of the Securities and/or Capital Stock, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof, and the right to receive dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing.

“Subsidiary” means any Person in which a Grantor directly or indirectly, (i) owns any of the outstanding Capital Stock or holds any equity or similar interest of such Person or (ii) controls or operates all or any part of the business, operations or administration of such Person, and all of the foregoing, collectively, “Subsidiaries”.

SECTION 2. Grant of Security Interest.

(a) As collateral security for the due and punctual payment and performance of all of the Obligations, as and when due, each Grantor hereby pledges and assigns to the Noteholders, and grants to the Noteholders, a continuing security interest in, all personal property and assets of such Grantor, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, of every kind, nature and description, whether tangible or intangible (collectively, the “Collateral”), including, without limitation, the following:

(i) all Accounts;

(ii) all Chattel Paper (whether tangible or Electronic Chattel Paper);

(iii) all Commercial Tort Claims;

(iv) all Documents;

(v) all Equipment;

(vi) all Fixtures;

(vii) all General Intangibles (including, without limitation, all Payment Intangibles);

(viii) all Goods;

(ix) all Instruments (including, without limitation, each certificated Security);

(x) all Inventory;

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(xi) all Investment Property (and, regardless of whether classified as Investment Property under the Code, all Pledged Equity);

(xii) all Letter-of-Credit Rights;

(xiii) all Supporting Obligations;

(xiv) all other tangible and intangible personal property of each Grantor (whether or not subject to the Code), including, without limitation, all accounts and all cash and all investments therein, all proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of any Grantor described in the preceding clauses of this Section 2(a) (including, without limitation, any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by each Grantor in respect of any of the items listed above), and all books, correspondence, files and other Records, including, without limitation, all tapes, desks, cards, Software, data and computer programs in the possession or under the control of any Grantor or any other Person from time to time acting for any Grantor, in each case, to the extent of such Grantor’s rights therein, that at any time evidence or contain information relating to any of the property described in the preceding clauses of this Section 2(a) or are otherwise necessary or helpful in the collection or realization thereof; and

(xv) all Proceeds, including all Cash Proceeds and Noncash Proceeds, and products of any and all of the foregoing Collateral;

in each case howsoever any Grantor’s interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

(b) In addition, to secure the prompt and complete payment, performance and observance of the Obligations and in order to induce Rennova as aforesaid, each Grantor hereby grants to the Noteholders, a right of set-off against the property of such Grantor held by the Noteholders, consisting of property described above in Section 2(a) now or hereafter in the possession or custody of or in transit to the Noteholders, for any purpose, including safekeeping, collection or pledge, for the account of such Grantor, or as to which such Grantor may have any right or power; provided that such right shall only to be exercised after an Event of Default has occurred and is continuing.

SECTION 3. Security for Obligations. The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, whether direct or indirect, absolute or contingent, and whether now existing or hereafter incurred (collectively, the “Obligations”):

(a) (i) the payment by the Company and each other Grantor, as and when due and payable (by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all amounts from time to time owing by it in respect of the Exchange Agreement, this Agreement, the Notes and the other Transaction Documents, and (ii) in the case of the Guarantors, the payment by such Guarantors, as and when due and payable of all Obligations under the Guaranties, including, without limitation, in both cases, (A) all principal of, interest, make-whole and other amounts on the Notes (including, without limitation, all interest, make-whole and other amounts that accrue after the commencement of any Insolvency Proceeding of any Grantor, whether or not the payment of such interest is enforceable or is allowable in such Insolvency Proceeding), and (B) all fees, interest, premiums, penalties, contract causes of action, costs, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under this Agreement or any of the Transaction Documents; and

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(b) the due performance and observance by each Grantor of all of its other obligations from time to time existing in respect of any of the Transaction Documents, including without limitation, with respect to any conversion, exchange or redemption rights of the Noteholders under the Notes.

SECTION 4. Representations and Warranties. Each Grantor represents and warrants as follows:

(a) Schedule I hereto sets forth (i) the exact legal name of each Grantor, and (ii) the state of incorporation, organization or formation and the organizational identification number of each Grantor in such state. The information set forth in Schedule I hereto with respect to such Grantor is true and accurate in all respects. Such Grantor has not previously changed its name (or operated under any other name), jurisdiction of organization or organizational identification number from those set forth in Schedule I hereto except (i) as disclosed in Schedule I hereto, (ii) the Company changed its name from Medytox Medical Marketing & Sales, Inc. on April 29, 2019, and (iii) Scott County Community Hospital, Inc. does business as Big South Fork Medical Center.

(b) There is no pending or, to its knowledge, written notice threatening any action, suit, proceeding or claim affecting any Grantor before any Governmental Authority or any arbitrator, or any order, judgment or award issued by any Governmental Authority or arbitrator, in each case, that may adversely affect the grant by any Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral, or the exercise by the Noteholders of any of its rights or remedies hereunder.

(c) All Equipment, Fixtures, Goods and Inventory of each Grantor now existing are, and all Equipment, Fixtures, Goods and Inventory of each Grantor hereafter existing will be, located and/or based at the addresses specified therefor in Schedule II hereto, except that each Grantor will give the Noteholders written notice of any change in the location of any such Collateral within 20 days of such change, other than delivery of inventory to customers of the Company in the ordinary course of business consistent with past practice or to locations set forth on Schedule II hereto (and with respect to which the Noteholders have filed financing statements and otherwise fully perfected their Liens thereon). Each Grantor’s principal place of business and chief executive office, the place where each Grantor keeps its Records concerning the Collateral and all originals of all Chattel Paper are located and will continue to be located at the addresses specified therefor in Schedule II hereto. None of the Accounts is or will be evidenced by Promissory Notes or other Instruments.

(d) Each Grantor is and will be at all times the sole and exclusive owner of the Collateral pledged by such Grantor hereunder free and clear of any Liens, except for Permitted Liens (as defined in the Note) thereon. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording or filing office.

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(e) The exercise by the Noteholders of any of their rights and remedies hereunder will not contravene any law or any contractual restriction binding on or otherwise affecting each Grantor or any of its properties and will not result in or require the creation of any Lien, upon or with respect to any of its properties.

(f) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority, is required for (i) the grant by each Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral, or (ii) the exercise by the Noteholders of any of their rights and remedies hereunder, except for (A) the filing under the Code as in effect in the applicable jurisdiction of the financing statements described in Schedule IV hereto, (B) with respect to Investment Property constituting certificated securities or instruments, such items to be delivered to and held by or on behalf of the Noteholders pursuant hereto in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Noteholders, (C) with respect to any action that may be necessary to obtain control of Collateral constituting Commodity Contracts, Electronic Chattel Paper or Letter of Credit Rights, the taking of such actions, and (D) the Noteholders having possession of all Documents, Chattel Paper, Instruments and cash constituting Collateral (subclauses (A) through (D) each a “Perfection Requirement” and collectively, the “Perfection Requirements”).

(g) This Agreement creates in favor of the Noteholders a legal, valid and enforceable security interest in the Collateral, as security for the Obligations. The performance of the Perfection Requirements results in the perfection of such security interest in the Collateral. Such security interest is (or in the case of Collateral in which each Grantor obtains rights after the date hereof, will be), subject only to Permitted Liens and the Perfection Requirements, a first priority, valid, enforceable and perfected security interests in all personal property of each Grantor. Such recordings and filings and all other action necessary to perfect and protect such security interest have been duly taken (and, in the case of Collateral in which any Grantor obtains rights after the date hereof, will be duly taken), except for the Noteholders having possession of all Documents, Chattel Paper, Instruments and cash constituting Collateral after the date hereof and the other actions, filings and recordations described above, including the Perfection Requirements.

(h) As of the date hereof, no Grantor holds any Commercial Tort Claims or has knowledge of any pending Commercial Tort Claims.

(i) All of the Pledged Equity is presently owned by the applicable Grantor as set forth in Schedule III, and is presently represented by the certificates listed on Schedule III hereto (if applicable). As of the date hereof, there are no existing options, warrants, calls or commitments of any character whatsoever relating to the Pledged Equity other than as contemplated and permitted by the Transaction Documents. Each Grantor is the sole holder of record and the sole beneficial owner of the Pledged Equity, as applicable. None of the Pledged Equity has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject. The Pledged Equity constitutes 100% or such other percentage as set forth on Schedule III of the issued and outstanding shares of Capital Stock of the applicable Pledged Entity.

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(j) Such Grantor (i) is a corporation, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) has all requisite corporate power and authority to conduct its business as now conducted and as presently contemplated and to execute and deliver this Agreement and each other Transaction Document to which such Grantor is a party, and to consummate the transactions contemplated hereby and thereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except where the failure to be so qualified would not result in a Material Adverse Effect.

(k) The execution, delivery and performance by each Grantor of this Agreement and each other Transaction Document to which such Grantor is a party (i) have been duly authorized by all necessary corporate, limited liability company or limited partnership action, (ii) do not and will not contravene its charter or by-laws, limited liability company or operating agreement, certificate of partnership or partnership agreement, as applicable, or any applicable law or any contractual restriction binding on such Grantor or its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Transaction Document) upon or with respect to any of its assets or properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to it or its operations or any of its assets or properties.

(l) This Agreement and each of the other Transaction Documents to which any Grantor is or will be a party, when delivered, will be, a legal, valid and binding obligation of such Grantor, enforceable against such Grantor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, suretyship or other similar laws and equitable principles (regardless of whether enforcement is sought in equity or at law).

(m) There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived.

SECTION 5. Covenants as to the Collateral. So long as any of the Obligations shall remain outstanding, unless the Noteholders shall otherwise consent in writing:

(a) Further Assurances. Each Grantor will, at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that the Noteholders may reasonably request in order to: (i) perfect and protect the security interest of the Noteholders created hereby; (ii) enable the Noteholders to exercise and enforce their rights and remedies hereunder in respect of the Collateral; or (iii) otherwise effect the purposes of this Agreement.

(b) Location of Collateral. Each Grantor will keep the Collateral (other than inventory being delivered to customers in the ordinary course of business and consistent with past practice) (i) at the locations specified therefor on Schedule III hereto, or (ii) at such other locations set forth on Schedule III and with respect to which the Noteholders have filed financing statements and otherwise fully perfected the Liens thereon, or (iii) at such other locations in the United States, provided that 30 days prior to any change in the location of any Collateral to such other location, or upon the acquisition of any Collateral to be kept at such other locations, the Grantors shall give the Noteholders written notice thereof and deliver to the Noteholders a new Schedule III indicating such new locations and such other written statements and schedules as the Noteholders may require.

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(c) Condition of Equipment. Each Grantor will maintain or cause to be maintained and preserved in good condition, repair and working order, ordinary wear and tear excepted, the Equipment (necessary or useful to its business) and will forthwith, or in the case of any loss or damage to any Equipment of any Grantor within a commercially reasonable time after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith which are necessary or desirable, consistent with past practice, or which the Noteholders may request to such end. Any Grantor will promptly furnish to the Noteholders a statement describing in reasonable detail any such loss or damage in excess of $25,000 per occurrence to any Equipment.

(d) Taxes, Etc. Each Grantor agrees to pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except to the extent the validity thereof is being contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves in accordance with GAAP have been set aside for the payment thereof.

(e) Insurance.

(i) Each Grantor will, at its own expense, maintain insurance (including, without limitation, comprehensive general liability, hazard, rent and business interruption insurance) with respect to its properties (including all real properties leased or owned by it) and business, in such amounts and covering such risks, in such form and with responsible and reputable insurance companies or associations as is required by any Governmental Authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated.

(ii) To the extent requested by the Noteholders at any time and from time to time, each such policy for liability insurance shall provide for all losses to be paid on behalf of the Noteholders and any Grantor as their respective interests may appear, and each policy for property damage insurance shall provide for all losses to be adjusted with, and paid directly to, the Noteholders. In addition to and without limiting the foregoing, to the extent requested by the Noteholders at any time and from time to time, each such policy shall in addition (A) name the Noteholders as an additional insured party and/or loss payee, as applicable, thereunder (without any representation or warranty by or obligation upon the Noteholders) as their interests may appear, (B) contain an agreement by the insurer that any loss thereunder shall be payable to the Noteholders on their own account notwithstanding any action, inaction or breach of representation or warranty by any Grantor, (C) provide that there shall be no recourse against the Noteholders for payment of premiums or other amounts with respect thereto, and (D) provide that at least 30 days’ prior written notice of cancellation, lapse, expiration or other adverse change shall be given to the Noteholders by the insurer. Any Grantor will, if so requested by the Noteholders, deliver to the Noteholders original or duplicate policies of such insurance (including certificates demonstrating compliance with this Section 5(e)) and, as often as the Noteholders may reasonably request, a report of a reputable insurance broker with respect to such insurance. Any Grantor will also, at the request of the Noteholders, execute and deliver instruments of assignment of such insurance policies and cause the respective insurers to acknowledge notice of such assignment.

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(iii) Reimbursement under any liability insurance maintained by any Grantor pursuant to this Section 5(e) may be paid directly to the Person who shall have incurred liability covered by such insurance. In the case of any loss involving damage to Equipment or Inventory, to the extent paragraph (iv) of this Section 5(e) is not applicable, any proceeds of insurance involving such damage shall be paid to the Noteholders, and any Grantor will make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance maintained by any Grantor pursuant to this Section 5(e) (except as otherwise provided in paragraph (iv) in this Section 5(e)) shall be paid by the Noteholders to any Grantor as reimbursement for the reasonable costs of such repairs or replacements.

(iv) Notwithstanding anything to the contrary in subsection 5(e)(iii) above, following and during the continuance of an Event of Default, all insurance payments in respect of each Grantor’s properties and business shall be paid to the Noteholders and applied as specified in Section 7(b) hereof.

(f) Provisions Concerning the Accounts.

(i) Each Grantor will (A) give the Noteholders at least 30 days’ prior written notice of any change in such Grantor’s name, identity or organizational structure, (B) maintain its jurisdiction of incorporation, organization or formation as set forth in Schedule I hereto, (C) immediately notify the Noteholders upon obtaining an organizational identification number, if on the date hereof such Grantor did not have such identification number, and (D) keep adequate records concerning the Collateral and permit representatives of the Noteholders during normal business hours on reasonable notice to such Grantor, to inspect and make abstracts from such records.

(ii) Each Grantor will (except as otherwise provided in this subsection (f)), continue to collect, at its own expense, all amounts due or to become due under the Accounts. In connection with such collections, any Grantor may (and, at the Noteholders’ direction, will) take such action as any Grantor or the Noteholders may deem necessary or advisable to enforce collection or performance of the Accounts; provided, however, that the Noteholders shall have the right at any time following the occurrence and during the continuance of an Event of Default to notify the Account Debtors or obligors under any Accounts of the assignment of such Accounts to the Noteholders and to direct such Account Debtors or obligors to make payment of all amounts due or to become due to any Grantor thereunder directly to the Noteholders or their designated agent and, upon such notification and at the expense of any Grantor and to the extent permitted by applicable law, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as any Grantor might have done. After receipt by any Grantor of a notice from the Noteholders that the Noteholders have notified, intends to notify, or has enforced or intends to enforce any Grantor’s rights against the Account Debtors or obligors under any Accounts as referred to in the proviso to the immediately preceding sentence, (A) all amounts and proceeds (including Instruments) received by any Grantor in respect of the Accounts shall be received in trust for the benefit of the Noteholders hereunder, shall be segregated from other funds of any Grantor and shall be forthwith paid over to the Noteholders in the same form as so received (with any necessary endorsement) to be applied as specified in Section 7(b) hereof, and (B) no Grantor will adjust, settle or compromise the amount or payment of any Account or release wholly or partly any Account Debtor or obligor thereof or allow any credit or discount thereon.

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(g) Transfers and Other Liens.

(i) Except as otherwise expressly permitted in the other Transaction Documents, no Grantor shall, directly or indirectly, sell, lease, license, assign, transfer, spin-off, split-off, close, convey or otherwise dispose of any Collateral whether in a single transaction or a series of related transactions, other than (A) sales, leases, licenses, assignments, transfers, conveyances and other dispositions of such assets or rights by such Grantor for value in the ordinary course of business consistent with past practices; and (B) sales of Inventory and product in the ordinary course of business.

(ii) No Grantor will create, suffer to exist or grant any Lien upon or with respect to any. Collateral other than a Permitted Lien.

(h) Future Subsidiaries. If any Grantor hereafter creates or acquires any Subsidiary, simultaneously with the creation or acquisition of such Subsidiary, such Grantor shall (i) cause such Subsidiary to become a party to this Agreement as an additional “Grantor” hereunder, (ii) deliver to the Noteholders updated Schedules to this Agreement, as appropriate (including, without limitation, an updated Schedule III to reflect the grant by such Grantor of a Lien on all Pledged Equity now or hereafter owned by such Grantor), and (iii) deliver to the Noteholders the stock certificates representing all of the Capital Stock of such Subsidiary, along with undated stock powers for each such certificates, executed in blank (or, if any such shares of Capital Stock are uncertificated, confirmation and evidence reasonably satisfactory to the Noteholders that the security interest in such uncertificated securities has been transferred to and perfected by the Noteholders, in accordance with Sections 8-313, 8-321 and 9-115 of the Code or any other similar or local or foreign law that may be applicable). Each Grantor hereby authorizes the Noteholders to attach such updated Schedules to this Agreement and agrees that all Pledged Equity listed on any updated Schedule delivered to the Noteholders shall for all purposes hereunder be considered Collateral.

SECTION 6. Additional Provisions Concerning the Collateral.

(a) To the maximum extent permitted by applicable law, and for the purpose of taking any action that the Noteholders may deem necessary or advisable to accomplish the purposes of this Agreement, each Grantor hereby (i) authorizes the Noteholders to execute any such agreements, instruments or other documents in such Grantor’s name and to file such agreements, instruments or other documents in such Grantor’s name and in any appropriate filing office, (ii) authorizes the Noteholders at any time and from time to time to file, one or more financing or continuation statements, and amendments thereto, relating to the Collateral (including, without limitation, any such financing statements that (A) describe the Collateral as “all assets” or “all personal property” (or words of similar effect) or that describe or identify the Collateral by type or in any other manner as the Noteholders may determine regardless of whether any particular asset of such Grantor falls within the scope of Article 9 of the Code or whether any particular asset of such Grantor constitutes part of the Collateral, and (B) contain any other information required by Part 5 of Article 9 of the Code for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including, without limitation, whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor and (iii) ratifies such authorization to the extent that the Noteholders have filed any such financing or continuation statements, or amendments thereto, prior to the date hereof. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

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(b) Upon an Event of Default, each Grantor hereby irrevocably appoints the Noteholders as its attorney-in-fact and proxy, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Noteholders’ discretion, to take any action and to execute any instrument which the Noteholders may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, (i) to obtain and adjust insurance required to be paid to the Noteholders pursuant to Section 5(e) hereof, (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Collateral, (iii) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) or (ii) above, (iv) to file any claims or take any action or institute any proceedings which the Noteholders may deem necessary or desirable for the collection of any Collateral or otherwise to enforce the rights of the Noteholders with respect to any Collateral, (v) to execute assignments, licenses and other documents to enforce the rights of the Noteholders with respect to any Collateral, and (vi) to verify any and all information with respect to any and all Accounts. This power is coupled with an interest and is irrevocable until all of the Obligations are Paid in Full.

(c) If any Grantor fails to perform any agreement or obligation contained herein, the Noteholders may themselves perform, or cause performance of, such agreement or obligation, in the name of such Grantor or the Noteholders, and the expenses of the Noteholders incurred in connection therewith shall be payable by such Grantor pursuant to Section 8 hereof and shall be secured by the Collateral.

(d) The powers conferred on the Noteholders hereunder are solely to protect their interest in the Collateral and shall not impose any duty upon any of them to exercise any such powers. Except for the safe custody of any Collateral in their possession and the accounting for moneys actually received by any of them hereunder, the Noteholders shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

(e) As long as no Event of Default shall have occurred and be continuing and until written notice shall be given to the applicable Grantor:

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(i) Each Grantor shall have the right, from time to time, to vote and give consents with respect to the Pledged Equity, or any part thereof for all purposes not inconsistent with the provisions of this Agreement, the Exchange Agreement or any other Transaction Document; provided, however, that no vote shall be cast, and no consent shall be given or action taken, which would have the effect of impairing the position or interest of the Noteholders in respect of the Pledged Equity or which would authorize, effect or consent to:

(A) the dissolution or liquidation, in whole or in part, of a Pledged Entity;

(B) the consolidation or merger of a Pledged Entity with any other Person;

(C) the sale, disposition or encumbrance of all or substantially all of the assets of a Pledged Entity, except for Liens in favor of the Noteholders;

(D) any change in the authorized number of shares, the stated capital or the authorized share capital of a Pledged Entity or the issuance of any additional shares of its Capital Stock; or

(E) the alteration of the voting rights with respect to the Capital Stock of a Pledged Entity.

(ii) Each Grantor shall be entitled, from time to time, to collect and receive for its own use all cash dividends and interest paid in respect of the Pledged Equity to the extent not in violation of the Exchange Agreement other than any and all: (A) dividends and interest paid or payable other than in cash in respect of any Pledged Equity, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Equity; (B) dividends and other distributions paid or payable in cash in respect of any Pledged Equity in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in capital of a Pledged Entity; and (C) cash paid, payable or otherwise distributed, in respect of principal of, or in redemption of, or in exchange for, any Pledged Equity; provided, however, that until actually paid all rights to such distributions shall remain subject to the Lien created by this Agreement; and

(iii) all dividends and interest (other than such cash dividends and interest as are permitted to be paid to any Grantor in accordance with clause (i) above) and all other distributions in respect of any of the Pledged Equity, whenever paid or made, shall be delivered to the Noteholders to hold as Pledged Equity and shall, if received by any Grantor, be received in trust for the benefit of the Noteholders, be segregated from the other property or funds of such Grantor, and be forthwith delivered to the Noteholders as Pledged Equity in the same form as so received (with any necessary endorsement).

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SECTION 7. Remedies Upon Event of Default; Application of Proceeds. If any Event of Default shall have occurred and be continuing, subject to any applicable cure periods:

(a) The Noteholders may exercise in respect of the Collateral, in addition to any other rights and remedies provided for herein, in any other Transaction Document or otherwise available to them, all of the rights and remedies of a secured party upon default under the Code (whether or not the Code applies to the affected Collateral), and also may (i) take absolute control of the Collateral, including, without limitation, transfer into the Noteholders’ name or into the name of their nominee or nominees (to the extent the Noteholders have not theretofore done so) and thereafter receive, all payments made thereon, give all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though they were the outright owner thereof, (ii) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Noteholders forthwith, assemble all or part of its respective Collateral as directed by the Noteholders and make it available to the Noteholders at a place or places to be designated by the Noteholders that is reasonably convenient to both parties, and the Noteholders may enter into and occupy any premises owned or leased by any Grantor where the Collateral or any part thereof is located or assembled for a reasonable period in order to effectuate the Noteholders’ rights and remedies hereunder or under law, without obligation to any Grantor in respect of such occupation, and (iii) without notice except as specified below and without any obligation to prepare or process the Collateral for sale, (A) sell the Collateral or any part thereof in one or more parcels at public or private sale in accordance with applicable law (including, without limitation, by credit bid), at any of the Noteholders’ offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Noteholders may deem commercially reasonable and/or (B) lease, license or dispose of the Collateral or any part thereof upon such terms as the Noteholders may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale or any other disposition of its respective Collateral shall be required by law, at least ten (10) days’ notice to any Grantor of the time and place of any public sale or the time after which any private sale or other disposition of its respective Collateral is to be made shall constitute reasonable notification. The Noteholders shall not be obligated to make any sale or other disposition of any Collateral regardless of notice of sale having been given. The Noteholders may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor hereby waives any claims against the Noteholders arising by reason of the fact that the price at which its respective Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Noteholders accept the first offer received and do not offer such Collateral to more than one offeree, and waives all rights that any Grantor may have to require that all or any part of such Collateral be marshaled upon any sale (public or private) thereof. Each Grantor hereby acknowledges that (i) any such sale of its respective Collateral by the Noteholders shall be made without warranty, (ii) the Noteholders may specifically disclaim any warranties of title, possession, quiet enjoyment or the like, and (iii) such actions set forth in clauses (i) and (ii) above shall not adversely affect the commercial reasonableness of any such sale of Collateral.

(b) Any cash held by the Noteholders as Collateral and all Cash Proceeds received by the Noteholders in respect of any sale or disposition of or collection from, or other realization upon, all or any part of the Collateral shall be applied as follows: first, to pay any fees, indemnities or expense reimbursements then due to the Noteholders (including those described in Section 8 hereof); second, to pay any fees, indemnities or expense reimbursements then due to the Noteholders, on a pro rata basis; third, to pay interest due under the Notes owing to the Noteholders, on a pro rata basis; fourth, to pay or prepay principal in respect of the Notes, whether or not then due, owing to the Noteholders, on a pro rata basis; and fifth, to pay or prepay any other Obligations, whether or not then due, in such order and manner as the Noteholders shall elect. Any surplus of such cash or Cash Proceeds held by the Noteholders and remaining after the Payment in Full of all of the Obligations shall be paid over to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

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(c) In the event that the proceeds of any such sale, disposition, collection or realization are insufficient to pay all amounts to which the Noteholders are legally entitled, each Grantor shall be, jointly and severally, liable for the deficiency, together with interest thereon at the highest rate specified in the Notes for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs, expenses and other charges of any attorneys employed by the Noteholders to collect such deficiency.

(d) To the extent that applicable law imposes duties on the Noteholders to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is commercially reasonable for the Noteholders (i) to fail to incur expenses deemed significant by the Noteholders to prepare Collateral for disposition or otherwise to transform raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (iv) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as any Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure the Noteholders against risks of loss, collection or disposition of Collateral or to provide to the Noteholders a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent deemed appropriate by the Noteholders, to obtain the services of brokers, investment bankers, consultants, attorneys and other professionals to assist the Noteholders in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this section is to provide non-exhaustive indications of what actions or omissions by the Noteholders would be commercially reasonable in the Noteholders’ exercise of remedies against the Collateral and that other actions or omissions by the Noteholders shall not be deemed commercially unreasonable solely on account of not being indicated in this section. Without limitation upon the foregoing, nothing contained in this section shall be construed to grant any rights to any Grantor or to impose any duties on the Noteholders that would not have been granted or imposed by this Agreement or by applicable law in the absence of this section.

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(e) The Noteholders shall not be required to marshal any present or future collateral security (including, but not limited to, this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the Noteholders’ rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that any Grantor lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Noteholders’ rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

SECTION 8. Indemnity and Expenses.

(a) Each Grantor agrees, jointly and severally, to defend, protect, indemnify and hold the Noteholders harmless from and against any and all claims, damages, losses, liabilities, obligations, penalties, fees, costs and expenses (including, without limitation, reasonable legal fees, costs, expenses, and disbursements of such Person’s counsel) to the extent that they arise out of or otherwise result from this Agreement (including, without limitation, enforcement of this Agreement), except to the extent resulting from such Person’s gross negligence or willful misconduct, as determined by a final judgment of a court of competent jurisdiction no longer subject to appeal.

(b) Each Grantor agrees, jointly and severally, to pay to the Noteholders upon demand the amount of any and all costs and expenses, including the reasonable fees, costs, expenses and disbursements of counsel for the Noteholders and of any experts and agents, which the Noteholders may incur in connection with (i) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral, (iii) the exercise or enforcement of any of the rights of the Noteholders hereunder, or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

SECTION 9. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, first-class postage prepaid and return receipt requested), telecopied, e-mailed or delivered, if to any Grantor, to the Company’s address, or if to any Noteholder, to it at its respective address; or as to any such Person, at such other address as shall be designated by such Person in a written notice to all other parties hereto complying as to delivery with the terms of this Section 9. All such notices and other communications shall be effective (a) if sent by certified mail, return receipt requested, when received or three Business Days after deposited in the mails, whichever occurs first, (b) if telecopied or e-mailed, when transmitted (during normal business hours) and confirmation is received, and otherwise, the day after the notice or communication was transmitted and confirmation is received, or (c) if delivered in person, upon delivery.

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SECTION 10. Miscellaneous.

(a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by each Grantor and the Noteholders and no waiver of any provision of this Agreement, and no consent to any departure by each Grantor therefrom, shall be effective unless it is in writing and signed by each Grantor and the Noteholders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment, modification or waiver of this Agreement shall be effective to the extent that it (1) applies to fewer than all of the Noteholders or (2) imposes any obligation or liability on any Noteholders without such holder’s prior written consent (which may be granted or withheld in such holder’s sole discretion).

(b) No failure on the part of the Noteholders to exercise, and no delay in exercising, any right reasonably hereunder or under any of the other Transaction Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any such right reasonably preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of any Noteholder provided herein and in the other Transaction Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of any Noteholder under any of the other Transaction Documents against any party thereto are not conditional or contingent on any attempt by such Person to exercise any of its rights under any of the other Transaction Documents against such party or against any other Person, including but not limited to, any Grantor.

(c) Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(d) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until Payment in Full of the Obligations, and (ii) be binding on each Grantor and all other Persons who become bound as debtor to this Agreement in accordance with Section 9-203(d) of the Code and shall inure, together with all rights and remedies of the Noteholders hereunder, to the benefit of the Noteholders and their respective permitted successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, without notice to any Grantor, the Noteholders may assign or otherwise transfer their rights and obligations under this Agreement and any of the other Transaction Documents, to any other Person and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Noteholders herein or otherwise. Upon any such assignment or transfer, all references in this Agreement to any such Noteholder shall mean the assignee of such Noteholder. None of the rights or obligations of any Grantor hereunder may be assigned or otherwise transferred without the prior written consent of the Noteholders, and any such assignment or transfer without such consent of the Noteholders shall be null and void.

(e) Upon the Payment in Full of the Obligations, (i) this Agreement and the security interests created hereby shall terminate and all rights to the Collateral shall revert to the respective Grantor that granted such security interests hereunder, and (ii) the Noteholders will, upon any Grantor’s request and at such Grantor’s expense, (A) return to such Grantor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and (B) execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination, all without any representation, warranty or recourse whatsoever.

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(f) Governing Law; Jurisdiction; Jury Trial.

(i) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Florida, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Florida or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Florida.

(ii) Each Grantor hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Palm Beach County, Florida, for the adjudication of any dispute hereunder or in connection herewith or under any of the other Transaction Documents or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim, defense or objection that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it hereunder and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude the Noteholders from bringing suit or taking other legal action against any Grantor in any other jurisdiction to collect on a Grantor’s obligations or to enforce a judgment or other court ruling in favor of a Noteholder.

(iii) WAIVER OF JURY TRIAL, ETC. EACH GRANTOR IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

(iv) Each Grantor irrevocably and unconditionally waives any right it may have to claim or recover in any legal action, suit or proceeding referred to in this Section any special, exemplary, indirect, incidental, punitive or consequential damages.

(g) Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(h) This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together constitute one and the same Agreement. Delivery of any executed counterpart of a signature page of this Agreement by pdf, facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

(i) This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by any Noteholder or any other Person (upon (i) the occurrence of any Insolvency Proceeding of any of the Company or any Grantor or (ii) otherwise, in all cases as though such payment had not been made).

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

GRANTORS:

RENNOVA COMMUNITY HEALTH, INC.

By: /s/ Seamus Lagan
Name: Seamus Lagan
Title: CEO

[Signature Page to Security and Pledge Agreement]

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IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

GRANTORS:

SCOTT COUNTY
COMMUNITY HOSPITAL, INC.

By: /s/ Seamus Lagan
Name: Seamus Lagan
Title: Director

[Signature Page to Security and Pledge Agreement]

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accepted by:

RENNOVA HEALTH, INC.

By: /s/ Seamus Lagan
Name: Seamus Lagan
Title: CEO

[Signature Page to Security and Pledge Agreement]

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SCHEDULE I

Legal Names; Organizational Identification Numbers;

States or Jurisdictions of Organization

Grantor’s Name	State of Organization	Federal Employer ID	Organizational I.D.
Rennova Community Health, Inc.	Florida	45-4855429	P12000024515
Scott County Community Hospital, Inc.	Tennessee	81-4896412

SCHEDULE II

Locations

Grantor’s Name	Chief Executive Office	Chief Place of Business	Books and Records	Inventory Equipment, Etc.
Rennova Community Health, Inc.

Scott County Community Hospital, Inc.

SCHEDULE III

Promissory Notes, Securities, Deposit Accounts,

Securities Accounts and Commodities Accounts

Securities

SCHEDULE IV

Financing Statements

Grantor	Jurisdiction for Filing Financing Statement